VOYAGEUR
                     YOUR TAX SENSITIVE INVESTMENT MANAGER

                              KANSAS TAX FREE FUND

                                 ANNUAL REPORT

                            DATED DECEMBER 31, 1996



Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR HIGH YIELD FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in medium and lower grade municipal bonds.

        Voyageur MINNESOTA High Yield Municipal Bond Fund
        Voyageur NATIONAL High Yield Municipal Bond Fund

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.


        Voyageur ARIZONA Tax Free Fund                       Voyageur MINNESOTA Tax Free Fund
        Voyageur CALIFORNIA Tax Free Fund                    Voyageur NATIONAL Tax Free Fund
        Voyageur COLORADO Tax Free Fund                      Voyageur NEW MEXICO Tax Free Fund
        Voyageur FLORIDA Tax Free Fund                       Voyageur NEW YORK Tax Free Fund
        Voyageur IDAHO Tax Free Fund                         Voyageur NORTH DAKOTA Tax Free Fund
        Voyageur IOWA Tax Free Fund                          Voyageur UTAH Tax Free Fund
        Voyageur KANSAS Tax Free Fund                        Voyageur WISCONSIN Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

        Voyageur ARIZONA Insured Tax Free Fund               Voyageur MISSOURI Insured Tax Free Fund
        Voyageur CALIFORNIA Insured Tax Free Fund            Voyageur NATIONAL Insured Tax Free Fund
        Voyageur FLORIDA Insured Tax Free Fund               Voyageur OREGON Insured Tax Free Fund
        Voyageur MINNESOTA Insured Fund                      Voyageur WASHINGTON Insured Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

        Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited Term Tax Free Fund
        Voyageur MINNESOTA Limited Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

        Voyageur AGGRESSIVE GROWTH Fund                      Voyageur GROWTH Stock Fund
        Voyageur GROWTH AND INCOME Fund                      Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

        Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

        Voyageur CALIFORNIA MUNICIPAL CASH Series            Voyageur MUNICIPAL CASH Series
        Voyageur FLORIDA MUNICIPAL CASH Series               Voyageur OHIO MUNICIPAL CASH Series
        Voyageur GOVERNMENT CASH Series                      Voyageur PRIME CASH Series
        Voyageur MINNESOTA MUNICIPAL CASH Series             Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).

LETTER FROM THE PRESIDENT


[PHOTO]
JOHN G. TAFT
PRESIDENT

Dear Shareholder:

The year 1996 was marked with mixed economic events. During the first half of the year, interest rates rose steadily, propelled by market fears that faster Gross Domestic Product (GDP) growth would ignite inflation. Once these fears abated in June, interest rates began a descent that lasted throughout most of the remainder of the year.

In comparison to their peer group of funds, the overall performance of the Voyageur Tax Free Funds was excellent in 1996. The main reason for this strong performance was Voyageur portfolio managers' subtle shift toward adding income to the portfolios. This additional income allowed us to better position the Funds during the first half of the year when interest rates were rising and municipal bond prices were falling. Within all of our Tax Free Funds, we continued to extend call protection, where possible, in order to better provide for income for longer periods of time.

In January 1997, Lincoln National Corporation (NYSE: LNC) announced that it planned to acquire the parent company of Voyageur Fund Managers, Inc. -- the investment adviser for the Voyageur Tax Free Funds. LNC, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Management Company, Inc. (DMC), an indirect wholly owned subsidiary of LNC, and its affiliate, Delaware International Advisers Ltd., serve as the investment advisers to the investment companies in the Delaware Group of Funds (the Delaware Group), which currently includes 16 open-end funds and two closed-end funds (comprising 48 separate investment portfolios). DMC through its Delaware Investment Advisers division, Delaware International Advisers Ltd. and certain other subsidiaries of Delaware Management Holdings, Inc. (DMH) also provides investment advice with respect to separately managed accounts of institutional and other clients. DMH, through its subsidiaries, is responsible for the management of approximately $32 billion. Voyageur Fund shareholders should benefit from this acquisition by being able to select from a wider variety of mutual funds in the expanded Delaware-Voyageur fund family.

Delaware Management, like Voyageur, has a conservative, long-term investment philosophy. The continuity in the Voyageur Tax Free Funds' management styles should also be further maintained since Andrew M. McCullagh and Elizabeth Howell, two of the senior municipal bond portfolio managers for the Voyageur Tax Free Funds, will continue to play a key role in the management of the Voyageur Tax Free Funds after the transition.

We appreciate your patronage and confidence in Voyageur Fund Managers. If at any time you have questions about your Voyageur fund investment, I urge you to contact your personal financial adviser. Voyageur Client Service representatives are also available from 7 a.m. to 6 p.m. (Central Standard Time) to answer any questions you may concerning this transaction or your Voyageur fund investment.

Sincerely,



/s/ John G. Taft
John G. Taft
President
Voyageur Kansas Tax Free Fund



VOYAGEUR KANSAS TAX FREE FUND


[PHOTO]
ELIZABETH H. HOWELL IS THE SENIOR MUNICIPAL BOND MANAGER FOR THE VOYAGEUR KANSAS TAX FREE FUND. MS. HOWELL HAS MORE THAN 10 YEARS INVESTMENT INDUSTRY EXPERIENCE.


In the first half of the year, bond prices fell as yields rose. Economic data during this period showed surprising strength in the domestic economy and raised the specter of inflation. During the summer, bond yields stabilized as investors became increasingly confident that Federal Reserve Chairman Alan Greenspan would monitor and tweak short-term interest rates in order to achieve a moderate economic growth and low inflation. The flat tax debate, which stimulated a great deal of discussion and speculation in political and economic circles in 1995 and early 1996, lost momentum and largely faded away after the election. The tax-exempt bond market finished the year with modest, positive total returns.

VOYAGEUR KANSAS TAX FREE FUND
For the year ended December 31, 1996, the total return at net asset value (NAV) for the class A shares of the Voyageur Kansas Tax Free Fund was 3.43%.*

The Voyageur Kansas Tax Free Fund performed relatively well in 1996 in terms of total return. The Fund achieved this performance by shifting sector allocations. Specifically, we decreased our allocation to general obligation bonds (from 58% to 29%) and increased our allocation to housing bonds and health care bonds. These changes produced a greater amount of coupon income for the portfolio and helped to produce good total returns in an adverse market environment.

In addition to these sector changes, we continue to emphasize top-tier credit quality. The average credit quality for the Fund was Aa/AA. In addition to the strong credit quality, we continued to focus on strong call protection, as well as a strong diversification of individual issues.

OUTLOOK
Overall, the U.S. economy is still showing signs of moderate growth and moderate inflation. Our outlook for the municipal market continues to be favorable, and we expect interest rates to decline over the long term.


*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



                          VOYAGEUR KANSAS TAX FREE FUND
                               Portfolio Abstract
                     For the Period Ended December 31, 1996



                                 Class A Shares
                                    [GRAPH]

               KS Tax Free                             KS Tax Free                               Lehman Bros. 20
          Without Sales Charge                      With Sales Charge                       Year Municipal Bond Index
Nov-92            10000                                   9625                                        10000
Dec-92            10052                                   9675                                        10130
                  10316                                   9930                                        10239
                  10673                                   10273                                       10673
                  10665                                   10265                                       10580
                  10717                                   10315                                       10714
                  10821                                   10415                                       10802
                  10946                                   10535                                       11001
                  11030                                   10616                                       11017
                  11187                                   10767                                       11278
                  11375                                   10948                                       11420
                  11448                                   11019                                       11440
                  11405                                   10978                                       11314
Dec-93            11538                                   11105                                       11587
                  11675                                   11237                                       11733
                  11491                                   11060                                       11385
                  11122                                   10705                                       10785
                  11097                                   10681                                       10873
                  11115                                   10699                                       11001
                  10959                                   10548                                       10891
                  11207                                   10787                                       11141
                  11236                                   10814                                       11172
                  11021                                   10607                                       10949
                  10749                                   10346                                       10660
                  10477                                   10084                                       10410
Dec-94            10708                                   10306                                       10737
                  11064                                   10649                                       11157
                  11456                                   11027                                       11562
                  11576                                   11142                                       11694
                  11582                                   11148                                       11691
                  11979                                   11530                                       12132
                  11835                                   11391                                       11945
                  11888                                   11442                                       12007
                  12023                                   11572                                       12172
                  12182                                   11725                                       12268
                  12388                                   11923                                       12529
                  12655                                   12180                                       12806
Dec-95            12756                                   12278                                       12986
                  12811                                   12330                                       13080
                  12706                                   12230                                       12976
                  12458                                   11991                                       12786
                  12401                                   11936                                       12743
                  12416                                   11951                                       12736
                  12566                                   12095                                       12885
                  12680                                   12204                                       13004
                  12720                                   12243                                       12999
                  12897                                   12413                                       13190
                  13012                                   12524                                       13346
                  13252                                   12755                                       13608
Dec-96            13193                                   12699                                       13538




Voyageur Kansas Tax Free Fund Without Sales Charge - Ending Value $13,194

Voyageur Kansas Tax Free Fund With Sales Charge - Ending Value $12,699

Lehman Bros. 20 Year Municipal Bond Index - Ending Value $13,538

The Lehman Bros. 20 Year Municipal Bond Index is a broad, unmanaged index of securities of United States Municipalities. The index assumes that no operating expenses, transaction fees or sales loads are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform an index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses. For this reason, few fixed income funds are able to outperform broad market indices over the long term. The chart above is comprised of data that represents the cumulative total return of a hypothetical investment in Class A Shares of $10,000 made on the date the Fund commenced operations through December 31, 1996.

     The performance of separate classes will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes.

     Performance quoted represents past performance and is not indicative of future results.

     * Average annual total returns include the maximum 3.75% sales charge. ** Commencement of operations.
     *** Assumes redemption on December 31, 1996


                         Voyageur Kansas Tax Free Fund
                          Average Annual Total Returns
                                (Class A Shares)

                                        Since
                         1 Year        11/30/92**

  Without Sales Charge   3.43%          7.01%

  With Sales Charge*    (0.45%)         6.02%

  Lehman Bros. 20        4.45%          7.70%
  Year Municipal
  Bond Index



                          Voyageur Kansas Tax Free Fund
                          Average Annual Total Returns
                                (Class B Shares)

                                      Since
                           1 Year    4/8/95**

  Without Contingent        2.69%     6.57%
  Deferred Sales Charge

  With Contingent          (2.31%)    4.36%
  Deferred Sales Charge***


                          Voyageur Kansas Tax Free Fund
                          Average Annual Total Returns
                                (Class C Shares)

                                      Since
                           1 Year    4/12/95**

                            2.52%     6.24%


                               Quality Breakdown
                                  [PIE CHART]

                                 A/A        2%
                                 NR/NR      5%
                                 Baa/BBB   17%
                                 Aa/AA     18%
                                 Aaa/AAA   58%


                                Sector Breakdown
                        (shown as % of total net assets)


                      General Obligation           29.4%
                      Health Care                  16.7%
                      Utilities                    18.8%
                      Housing                      11.9%
                      Other Revenue                 9.6%
                      Transportation                5.4%
                      Education                     4.9%
                      Industrial                    2.4%


                                   Statistics

                      Average Maturity        11.0  Years
                      Average Coupon                5.96%
                      Portfolio Duration       7.5  Years
                      Average Quality               Aa/AA



INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders
Voyageur Investment Trust:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur Kansas Tax Free Fund (a fund within Voyageur Investment Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 1996 and the financial highlights for the years ended December 31, 1996 and 1995, the two-month period ended December 31, 1994, the year ended October 31, 1994 and the period from November 30, 1992, commencement of operations, to October 31, 1993. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur Kansas Tax Free Fund as of December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 14, 1997



VOYAGEUR KANSAS TAX FREE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                               DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------



       ASSETS
Investments in securities, at market value (note 1)
   (identified cost, $12,005,009) ......................................                           $ 12,557,493
Accrued interest receivable ............................................                                213,111
Receivable for Fund shares sold ........................................                                 41,723
                                                                                                   ------------
   Total assets ........................................................                             12,812,327
                                                                                                   ------------

       LIABILITIES
Bank overdraft .........................................................                                 71,796
Dividends payable to shareholders ......................................                                 50,516
Payable for Fund shares redeemed .......................................                                  8,000
Other accrued expenses .................................................                                 13,765
                                                                                                   ------------
   Total liabilities ...................................................                                144,077
                                                                                                   ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ............................                           $ 12,668,250
                                                                                                   ============

Represented by:
   Paid-in capital (note 1) ............................................                           $ 12,315,768
   Undistributed net investment income .................................                                  6,887
   Accumulated net realized loss on investments (note 1) ...............                               (206,889)
   Unrealized appreciation of investments ..............................                                552,484
                                                                                                   ------------

     TOTAL NET ASSETS ..................................................                           $ 12,668,250
                                                                                                   ============

Net assets applicable to outstanding Class A shares ....................                           $ 10,176,166
                                                                                                   ============
Net assets applicable to outstanding Class B shares ....................                           $  2,401,734
                                                                                                   ============
Net assets applicable to outstanding Class C shares ....................                           $     90,350
                                                                                                   ============

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of beneficial interest outstanding: 964,027 (note 5)                           $      10.56
                                                                                                   ============
   Class B - Shares of beneficial interest outstanding: 227,305 (note 5)                           $      10.57
                                                                                                   ============
   Class C - Shares of beneficial interest outstanding: 8,565 (note 5) .                           $      10.55
                                                                                                   ============


See accompanying notes to financial statements.




VOYAGEUR KANSAS TAX FREE FUND
STATEMENT OF OPERATIONS                                                                YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------



Investment income:
   Interest ...........................................................                            $ 694,105
                                                                                                   ---------

Expenses (note 3):
   Investment advisory and management fee .............................                               60,154
   Dividend-disbursing, administrative and accounting services fees ...                               39,146
   Printing, postage and supplies .....................................                                3,071
   Audit and accounting fees ..........................................                                7,433
   Legal fees .........................................................                                  169
   Distribution fees - Class A ........................................                               25,773
   Distribution fees - Class B ........................................                               16,667
   Distribution fees - Class C ........................................                                  580
   Directors' fees ....................................................                                  614
   Registration fees ..................................................                                  584
   Custodian fees .....................................................                                3,607
   Other ..............................................................                                1,716
                                                                                                   ---------
     Total expenses ...................................................                              159,514
   Less:  Expenses waived or absorbed .................................                              (46,119)
                                                                                                   ---------
   Net expenses before earnings credits on uninvested cash balances ...                              113,395
   Less:  Earnings credits on uninvested cash balances ................                               (3,607)
                                                                                                   ---------
     Total net expenses ...............................................                              109,788
                                                                                                   ---------
     Investment income - net ..........................................                              584,317
                                                                                                   ---------

Realized and unrealized gain (loss) on investments:
   Realized loss on security transactions (note 2) ....................                              (75,990)
   Net change in unrealized appreciation or depreciation of investments                              (87,456)
                                                                                                   ---------
     Net loss on investments ..........................................                             (163,446)
                                                                                                   ---------

     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............                            $ 420,871
                                                                                                   =========



See accompanying notes to financial statements.



VOYAGEUR KANSAS TAX FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------


                                                                                  YEAR            YEAR
                                                                                  ENDED           ENDED
                                                                               DECEMBER 31,    DECEMBER 31,
Operations:                                                                        1996           1995
                                                                              ------------    ------------
   Investment income - net ................................................   $    584,317    $    504,236
   Realized loss on security transactions .................................        (75,990)       (130,899)
   Net change in unrealized appreciation or
     depreciation of investments ..........................................        (87,456)      1,235,987
                                                                              ------------    ------------
       Net increase in net assets resulting from operations ...............        420,871       1,609,324
                                                                              ------------    ------------

Distributions to shareholders from:
   Investment income - net:
     Class A ..............................................................       (513,198)       (488,511)
     Class B ..............................................................        (68,183)        (10,386)
     Class C ..............................................................         (2,305)           (542)
                                                                              ------------    ------------
   Total distributions ....................................................       (583,686)       (499,439)
                                                                              ------------    ------------

Share transactions (note 5): Proceeds from sale of shares:
     Class A (note 3) .....................................................      1,557,809       3,515,631
     Class B ..............................................................      1,735,044         643,899
     Class C ..............................................................         78,467          49,366
   Net asset value of shares issued in reinvestment of net investment income distributions:
       Class A ............................................................        276,442         289,383
       Class B ............................................................         33,834           4,425
       Class C ............................................................          2,036             445
   Payments for redemption of shares:
     Class A ..............................................................     (2,165,871)     (1,562,117)
     Class B (note 3) .....................................................        (50,509)            (52)
     Class C ..............................................................        (30,130)        (11,437)
                                                                              ------------    ------------
   Increase in net assets from share transactions .........................      1,437,122       2,929,543
                                                                              ------------    ------------
     Total increase in net assets .........................................      1,274,307       4,039,428
Net assets at beginning of period .........................................     11,393,943       7,354,515
                                                                              ------------    ------------
Net assets at end of period (including undistributed
   net investment income of $6,887 and $6,256, respectively) ..............   $ 12,668,250    $ 11,393,943
                                                                              ============    ============


See accompanying notes to financial statements.



VOYAGEUR KANSAS TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Voyageur Kansas Tax Free Fund (the Fund), a series within Voyageur Investment Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Fund is registered as a non-diversified Fund. The Fund seeks high current income free from federal and state income taxes and local intangibles tax by investing in investment grade municipal bonds.
   The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares may be subject to a contingent deferred sales charge and have no conversion feature. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.
   Voyageur Investment Trust has an unlimited number of authorized shares of beneficial interest that may be issued in one or more series.
   The significant accounting policies followed by the Fund is summarized as follows:

USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
   The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Trustees. Short-term securities are valued at amortized cost which approximates market value.
   Security transactions are accounted for on the trade date. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level- yield amortization of premium and original issue discount, is accrued daily.
   The Fund concentrates its investments in certain geographic areas and therefore, may have more credit risk related to the economic conditions of these areas than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
   Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

FEDERAL TAXES
   The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute its income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. For federal income tax purposes, the Fund had a capital loss carryover at December 31, 1996, of $206,889 that will expire in 2003 and 2004 if not offset by subsequent capital gains. It is unlikely the Board of Trustees will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be distributed throughout the year and net long-term realized capital gains, when available, are distributed annually.

(2) INVESTMENT SECURITIES TRANSACTIONS
   Purchase cost and proceeds of sales of investment securities other than short-term securities aggregated $8,047,177 and $6,761,021, respectively, for the year ended December 31, 1996.

(3) EXPENSES
   The Fund has an investment advisory and management fee agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is payable monthly and is based on the average daily net assets of the Fund at the annual rate of .50%. In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets, on an annual basis. During the year ended December 31, 1996, Voyageur voluntarily absorbed $30,000 excluding waivers of distribution fees and expense reductions.
   The Fund will also pay a fee to Voyageur for acting as the Fund's dividend-disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services.
   Each class of shares has a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under this plan the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets of the Class A Shares and 1.00% of the Fund's average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion. During the year ended December 31, 1996, Fund Distributors voluntarily waived Class A distribution fees of $13,777 and Class B distribution fees of $2,342. During the year ended December 31, 1996, the Fund earned $9,850 in credits on uninvested cash balances held by the Fund at the custodian. Of these credits, $3,607 were used to reduce certain fees for various custodial services provided by the custodian bank. The remaining $6,243 of custodian credits are included in investment income.
   Sales charges paid by Class A shareholders during the year ended December 31, 1996 were $55,360. Of these amounts, Fund Distributors received $7,686. Contingent deferred sales charges for the year ended December 31, 1996 for Class B shareholders were $1,820.

(4) PLANNED FUND REORGANIZATION
   On January 15, 1997 Voyageur's parent, Dougherty Financial Group, Inc. ("DFG"), executed an Agreement and Plan of Merger with Lincoln National Corporation ("LNC") purusant to which LNC would acquire DFG, including the mutual fund investment advisory business of DFG conducted by Voyageur. This merger is subject to approval of the Fund's Board of Trustees and shareholders.




(5)   SHARE TRANSACTIONS
Transactions in shares of beneficial interest during each period were as follows:


                                                                          A SHARES
                                                            ----------------------------------
                                                                YEAR                  YEAR
                                                                ENDED                 ENDED
                                                            DECEMBER 31,          DECEMBER 31,
                                                                1996                  1995
                                                            -----------           ------------
Shares sold............................................        148,964                344,300
Shares issued for
   reinvested distributions............................         26,440                 28,446
Shares redeemed........................................       (206,595)              (152,018)
                                                            -----------           ------------
Increase (decrease) in shares
   outstanding.........................................        (31,191)               220,728
                                                           ============          ============



                                                   B SHARES                                   C SHARES
                                        ------------------------------             -------------------------------
                                          YEAR              PERIOD FROM              YEAR              PERIOD FROM
                                          ENDED          APRIL 8, 1995* TO           ENDED          APRIL 12, 1995* TO
                                       DECEMBER 31,         DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                          1996                  1995                  1996                  1995
                                        --------              --------              --------              --------
Shares sold ...............              165,725                62,637                 7,541                 4,753
Shares issued for
   reinvested distributions                3,238                   424                   195                    43
Shares redeemed ...........               (4,714)                   (5)               (2,863)               (1,104)
                                        --------              --------              --------              --------
Increase in shares
   outstanding ............              164,249                63,056                 4,873                 3,692
                                        ========              ========              ========              ========

----------------------------------
*  Commencement of operations.


(6)   FINANCIAL HIGHLIGHTS
  Per share data (rounded to the nearest cent) for a share of beneficial interest outstanding and selected information for each period are as follows:

                                                                         A SHARES
                                              -------------------------------------------------------------------

                                                                                                  PERIOD FROM
                                          YEAR           YEAR       TWO MONTHS         YEAR       NOVEMBER 30,
                                          ENDED          ENDED         ENDED           ENDED       1992(d) TO
                                       DECEMBER 31,   DECEMBER 31,  DECEMBER 31,     OCTOBER 31,   OCTOBER 31,
                                          1996           1995          1994             1994          1993
                                       ----------     ----------     ---------        ---------     ---------
Net asset value:
   Beginning of period .............   $    10.73     $     9.50     $    9.63        $   10.85     $   10.00
                                       ----------     ----------     ---------        ---------     ---------
Operations:
   Net investment income ...........          .52            .56           .09              .57           .56
   Net realized and unrealized
     gain (loss) on investments ....         (.17)          1.22          (.13)           (1.21)          .85
                                       ----------     ----------     ---------        ---------     ---------
       Total from operations .......          .35           1.78          (.04)            (.64)         1.41
                                       ----------     ----------     ---------        ---------     ---------
Distributions to shareholders:
   From net investment income (a) ..         (.52)          (.55)         (.09)            (.57)         (.56)
   From net realized gains .........         --             --            --               (.01)         --
                                       ----------     ----------     ---------        ---------     ---------
     Total distributions ...........         (.52)          (.55)         (.09)            (.58)         (.56)
                                       ----------     ----------     ---------        ---------     ---------
Net asset value:
     End of period .................   $    10.56     $    10.73     $    9.50        $    9.63     $   10.85
                                       ==========     ==========     =========        =========     =========

Total investment return (b) ........         3.43%         19.13%         (.38)%          (6.10)%       14.49%
Net assets at end of period
   (000's omitted) .................   $   10,176     $   10,677     $   7,355        $   6,469     $   2,057

Ratios:
   Ratio of expenses to
     average daily net assets (f) ..          .83%           .37%          .01%(e)          .06%           --%
   Ratio of net investment income
     to average daily net assets ...         4.97%          5.32%         5.88%(e)         5.30%         5.26%(e)
       Assuming no voluntary waivers
         and reimbursements:
           Expenses (c) ............         1.21%          1.11%         1.25%(e)         1.25%         1.25%(e)
           Net investment income ...         4.59%          4.58%         4.64%(e)         4.11%         4.01%(e)
Portfolio turnover rate (excluding
   short-term securities) ..........        56.77%         19.71%           --%           38.96%        28.87%


See accompanying notes to Financial Highlights.



                                                         B SHARES                               C SHARES
                                              ------------------------------             ----------------------------
                                                                PERIOD FROM                             PERIOD FROM
                                                 YEAR           APRIL 8,                 YEAR            APRIL 12,
                                                 ENDED         1995(d) TO                ENDED           1995(d) TO
                                             DECEMBER 31,     DECEMBER 31,             DECEMBER 31,      DECEMBER 31,
                                                 1996                1995                  1996              1995
                                              ---------            ---------             ---------         ---------
Net asset value:
   Beginning of period .............          $   10.74            $   10.19             $   10.72         $   10.20
                                              ---------            ---------             ---------         ---------
Operations:
   Net investment income ...........                .45                  .34                   .43               .32
   Net realized and unrealized
     gain (loss) on investments ....               (.17)                 .54                  (.17)              .51
                                              ---------            ---------             ---------         ---------
       Total from operations .......                .28                  .88                   .26               .83
                                              ---------            ---------             ---------         ---------
Distributions to shareholders:
   From net investment income (a) ..               (.45)                (.33)                 (.43)             (.31)
                                              ---------            ---------             ---------         ---------
     Total distributions ...........               (.45)                (.33)                 (.43)             (.31)
                                              ---------            ---------             ---------         ---------
Net asset value:
     End of period .................          $   10.57            $   10.74             $   10.55         $   10.72
                                              =========            =========             =========         =========

Total investment return (b) ........               2.69%                8.76%                 2.52%             8.29%
Net assets at end of period
   (000's omitted) .................          $   2,402            $     677             $      90         $      40

Ratios:
   Ratio of expenses to
     average daily net assets (f) ..               1.61%                 .94%(e)              1.77%             1.27%(e)
   Ratio of net investment income
     to average daily net assets ...               4.16%                4.63%(e)              4.02%             4.21%(e)
       Assuming no voluntary waivers
         and reimbursements:
           Expenses (c) ............               2.00%                1.68%(e)              2.00%             1.79%(e)
           Net investment income ...               3.77%                3.89%(e)              3.79%             3.69%(e)
Portfolio turnover rate (excluding
   short-term securities) ..........              56.77%               19.71%                56.77%            19.71%


See accompanying notes to Financial Highlights.


NOTES TO FINANCIAL HIGHLIGHTS

(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax. For the year ended October 31, 1994, $.01 per share of the distributions from net investment income was subject to state income tax for the Fund.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) Voyageur and Fund Distributors voluntarily waived or reimbursed a portion of expenses during the periods presented. The annual contractual expense limit for the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A Shares and 1.00% of the Fund's average daily net assets for Class B and Class C Shares.
(d)  Commencement of operations.
(e)  Adjusted to an annual basis.
(f) Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.



VOYAGEUR KANSAS TAX FREE FUND
INVESTMENTS IN SECURITIES                                                                         DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT                                                                        COUPON                   MARKET
    ($000)        NAME OF ISSUER (c)                                               RATE      MATURITY     VALUE (a)
-------------------------------------------------------------------------------------------------------------------


             (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
             MUNICIPAL BONDS (99.1%):
             GENERAL OBLIGATION (29.4%):
             -------------------------------------------------------------------------------------------------------

     $240    Allen County Unified School District #258 (AMBAC Insured)..........   6.88%     09-01-10    $  281,508
      250    Douglas County Lawrence Unified School District #497...............   6.00      09-01-15       258,410
      250    Jefferson County Unified School District #340 (FSA Insured)........   6.35      09-01-15       265,832
      750    Johnson County.....................................................   6.13      09-01-12       788,753
      500    Linn County Unified School District................................   5.70      11-01-16       501,445
      250    Maize Unified School District #266 Series 1994 (FSA Insured).......   5.88      09-01-12       257,880
      250    Sedgwick County Renwick Unified School District #267
                (AMBAC Insured).................................................   6.15      11-01-09       269,725
      250    Sedgwick County Unified School District #265 (FSA Insured).........   5.50      10-01-13       251,588
      130    Shawnee County Unified School District #437 (AMBAC Insured)........   5.25      09-01-10       130,234
      200    Shawnee County Unified School District #501 (FGIC Insured).........   5.75      02-01-11       203,780
      250    Shawnee County Unified School District #345 (MBIA Insured).........   5.75      09-01-11       256,982
      250    Summer County  Unified School District #356 (MBIA Insured).........   5.75      09-01-11       257,708
                                                                                                       ------------
                                                                                                          3,723,845
                                                                                                       ------------
             UTILITIES (18.8%):
             -------------------------------------------------------------------------------------------------------

      250    Atchison Water & Sewer Series 96A (AMBAC Insured)................     5.70      09-01-11       255,730
      270    Atchison Water & Sewer Series 96A (AMBAC Insured)................     5.80      09-01-12       277,528
      250    Haysville Water & Sewer (FSA Insured)............................     5.80      10-01-16       255,382
      175    Johnson County Water Revenue.....................................     5.25      12-01-15       171,701
      900    Kansas City Utility System Revenue (FGIC Insured)................     6.38      09-01-23       962,955
      500    Puerto Rico Electric Power Authority.............................     5.25      07-01-21       462,430
                                                                                                        -----------
                                                                                                          2,385,726
                                                                                                        ------------
             TRANSPORTATION (5.4%):
             -------------------------------------------------------------------------------------------------------

      100    Kansas Department of Transportation..............................     5.38      03-01-13        99,779
      100    Kansas Turnpike Authority (AMBAC Insured)........................     5.25      09-01-13        98,499
      500    Puerto Rico Commonwealth Highway and Transportation Authority....     5.50      07-01-26       480,285
                                                                                                        -----------
                                                                                                            678,563
                                                                                                        ------------
             OTHER (9.6%):
             -------------------------------------------------------------------------------------------------------

    1,200    Puerto Rico Industrial Tourist Educational, Medical & Environmental
                 Control Facility Polytechnic University......................     6.50      08-01-24     1,216,980
                                                                                                        -----------

             INDUSTRIAL (2.4%):
             -------------------------------------------------------------------------------------------------------

      250    Kansas Development Finance Authority Water Pollution Control.....     6.00      11-01-14       259,150
       50    Wamego Pollution Control Revenue Western Resources Inc. Project
                (MBIA Insured)................................................     6.00      02-01-33        50,732
                                                                                                       ------------
                                                                                                            309,882
                                                                                                       ------------

             HEALTH CARE (16.7%):
             -------------------------------------------------------------------------------------------------------

    1,250    Kansas Development Finance Authority Healthcare Facility
                Revenue (MBIA Insured)........................................     5.80%     11-15-16     1,272,438
      250    Lawrence Memorial Hospital Revenue...............................     6.20      07-01-19       253,277
      250    Olathe Good Samaritan Lutheran Health (AMBAC Insured)............     6.00      05-01-19       258,078
      100    Olathe Health Facility (AMBAC Insured)...........................     5.88      09-01-16       101,574
      250    Shawnee County Sister of Charity Hospital (FSA Insured)..........     5.00      12-01-23       227,360
                                                                                                       ------------
                                                                                                          2,112,727
                                                                                                       ------------
             HOUSING (11.9%):
             -------------------------------------------------------------------------------------------------------

      600    Kansas State Multifamily Housing Park Apartments (FNMA Insured)..     5.90(d)   12-01-14       599,958
      600    Kansas State Multifamily Housing Park Apartments (FNMA Insured)..     6.00(d)   12-01-21       599,958
       50    Martin Creek Multifamily Housing Revenue (FHA Insured)...........     6.50      08-01-24        51,739
      250    Olathe Multifamily Deerfield Apartment Series 1994A
                (FNMA Insured)................................................     6.45      06-01-19       259,068
                                                                                                      -------------
                                                                                                          1,510,723
                                                                                                      -------------
             EDUCATION (4.9%):
             -------------------------------------------------------------------------------------------------------

      300    Kansas City Community College (MBIA Insured).....................     6.25      05-15-20       312,183
      300    Kansas Development Finance Authority - Kansas Board of Regents -
                Wichita State University (AMBAC Insured)......................     5.88      06-01-17       306,864
                                                                                                     --------------
                                                                                                            619,047
                                                                                                     --------------

                TOTAL INVESTMENTS IN SECURITIES (cost: $12,005,009) (b)                                 $12,557,493
                                                                                                        ===========


NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation in securities based on these costs were as follows:

                             Gross             Gross                Net
                          Unrealized        Unrealized           Unrealized
                         Appreciation     (Depreciation)       Appreciation

                           $552,568            $(84)             $552,484


(c) Investments in bonds, by rating category (unaudited) as a percentage of total bonds, are as follows:

                            Aaa/AAA          Aa/AA         A/A        Baa/BBB       NR/NR       Total
                              58%             18%          2%           17%          5%         100%

(d) Security subject to the Alternative Minimum Tax. At December 31, 1996, the total of such securities equals 9.5% of the Fund's net assets.



FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------


Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the periods ended December 31, 1996 shown below. Exempt interest dividends are exempt from federal income tax and should not be included in shareholder's gross income, but need to be reported on the income tax return for informational purposes. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1997, the Fund separately provided each shareholder with tax information for calendar year 1996.

                                                       PER CLASS             PER CLASS              PER CLASS
                                                        A SHARE               B SHARE                C SHARE
                                                     ------------          ------------           ------------
                                                         YEAR                  YEAR                   YEAR
                                                         ENDED                 ENDED                  ENDED
                                                     DECEMBER 31,          DECEMBER 31,           DECEMBER 31,
                                                         1996                  1996                   1996
                                                     ------------          ------------           ------------
Net investment income distributions
   (none qualifying for corporate dividend
      received deduction)..........................     $.5209                $.4458                 $.4283
                                                        ======                ======                 ======


For federal income tax purposes, 98.90% of the above net investment income distributions were derived from interest exempt from federal income tax.



VOYAGEUR ON CALL (TM)

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800.545.3863

We invite you to use the Voyaguer interactive voice response system, Voyageur On Call (TM) (800.545.3863). The system is designed to give you information about
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VOYAGEUR
YOUR TAX SENSITIVE INVESTMENT MANAGER


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VOY-KSAR 3/97